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                                                                  EXHIBIT 99(B)


            CERTIFICATION BY THE VICE PRESIDENT - FINANCE RELATING TO
                THE ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS


         I, Edward J. McMenamin, Vice President, Finance of H. J. Heinz Company, a Pennsylvania corporation (the "Company"), hereby certify that:

         1. The SAVER Plan (the "Plan") annual report on Form 11-K for the fiscal year ended December 31, 2002 (the "Form 11-K") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Plan.


Date:  June 25, 2003



                                         /s/ EDWARD J. McMENAMIN
                                         -------------------------------------
                                         Name:  Edward J. McMenamin
                                         Title:  Vice President, Finance